UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2013

Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-11312	58-0869052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

191 Peachtree Street NE, Suite 500,

Atlanta, Georgia 30303-1740

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 407-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 29, 2013, Cousins Properties Incorporated (the “Company”, “we”, “us” or “our”) filed a Current Report on Form 8-K disclosing that we had entered into:

•	a purchase and sale contract (the “Greenway Purchase Agreement”) with Crescent Crown Greenway Plaza SPV, LLC, Crescent Crown Seven Greenway SPV, LLC, Crescent Crown Nine Greenway SPV, LLC, and Crescent Crown Edloe Garage SPV, LLC, affiliates of Crescent Real Estate Holdings, LLC (“Seller”), to purchase Greenway Plaza, a 10-building, approximately 4.4 million square foot office complex in Houston, Texas, for approximately $950 million, before adjustment for broker’s fees, transfer taxes, and other customary closing costs, and

•	a purchase and sale contract (the “777 Main Purchase Agreement” and together with the Greenway Purchase Agreement, the “Purchase Agreements”) with MS Crescent One SPV, LLC, an affiliate of Seller, to purchase 777 Main Street, an approximately 980,000 square foot Class A office building in downtown Fort Worth, Texas, for approximately $160 million, before adjustment for broker’s fees, transfer taxes, and other customary closing costs.

We refer to the acquisition of these properties as the “Texas Acquisition”. A description of the material terms and conditions of the Purchase Agreements was included under Item 1.01 of the Current Report on Form 8-K filed on July 29, 2013, and the Purchase Agreements were filed as Exhibits 2.1 and 2.2 thereto, and such description and exhibits are incorporated herein by reference.

On September 9, 2013, we closed the Texas Acquisition. The gross aggregate purchase price for the Texas Acquisition was approximately $1.1 billion, reduced by certain credits for tenant improvements, leasing commissions, standard income and expense prorations and other adjustments in an aggregate amount of approximately $45.5 million, in accordance with the terms of the Purchase Agreements.

The sources of cash to fund the purchase price included: (1) approximately $907.1 million in net proceeds from (a) our common stock offering that was completed on August 5, 2013, (b) the disposition of our interest in The Avenue Murfreesboro, a 752,000-square-foot open-air retail center in suburban Nashville, Tennessee, which sale closed on August 12, 2013, (c) property-level debt financings on Post Oak Central, a 1.3 million square foot Class-A office complex in the Galleria submarket of Houston, Texas, and Promenade, a 775,000 square foot Class-A office building located in the Midtown submarket of Atlanta, Georgia, which debt financings closed on September 6, 2013; (2) application of the aggregate $30 million earnest money deposit previously made in accordance with the terms of the Purchase Agreements; and (3) approximately $129.1 million drawn under our existing $350 million Credit Facility.

In the July 29, 2013 Current Report on Form 8-K, we also disclosed that we had entered into a Loan Agreement with JPMorgan Chase Bank, N.A. (“JPM”) and Bank of America, N.A. which would permit us to draw up to $950 million under a new term loan facility, with an accordion feature permitting us to increase the amount available by up to $150 million if we requested and received additional commitments for the increase, for an aggregate available facility amount up to $1.1 billion (the “Term Loan”). Because we elected not to draw down on the Term Loan in connection with the closing of the Texas Acquisition, and because the Term Loan specifies that any unused commitments for the Term Loan will automatically be terminated if the Texas Acquisition is closed without use of the Term Loan, there is no further material benefit or obligation for the Company with respect to the Term Loan.

Item 7.01. Regulation FD Disclosure.

On September 9, 2013, the Company issued press releases announcing the closing of the transaction and providing an update on the funding sources for the acquisition. A copy of the press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K. The information contained in the press releases shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Financial information relating to the Texas Acquisition under Rule 3-14 of Regulation S-X included as Exhibit 99.2 to the Current Report on Form 8-K filed on July 29, 2013 is incorporated into this Item 9.01 by reference.

(b)	Pro Forma Financial Information. Unaudited pro forma financial information prepared in accordance with Article 11 of Regulation S-X as a result of the Texas Acquisition included as Exhibit 99.3 to the Current Report on Form 8-K filed on July 29, 2013 is incorporated into this Item 9.01 by reference.

(d)	Exhibits.

Exhibit No.	Exhibit Description

2.1	Purchase and Sale Contract, dated as of July 19, 2013, by and between Crescent Crown Greenway Plaza SPV, LLC, Crescent Crown Seven Greenway SPV, LLC, Crescent Crown Nine Greenway SPV, LLC, and Crescent Crown Edloe Garage SPV, LLC and Cousins Properties Incorporated (schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request. (Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed on July 29, 2013.)

2.2	Purchase and Sale Contract, dated as of July 19, 2013, by and between Crescent One SPV, LLC and Cousins Properties Incorporated (schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request. (Incorporated by reference from Exhibit 2.2 to the Current Report on Form 8-K filed on July 29, 2013.)

99.1	Press Release dated September 9, 2013.

99.2	Press Release dated September 9, 2013.

99.3	Independent Auditors’ Report and Combined Statement of Revenue and Certain Expenses of Greenway Plaza and 777 Main for the Six Months Ended June 30, 2013 (unaudited) and for the Year Ended December 31, 2012 and related notes. (Incorporated by reference from Exhibit 99.2 to the Current Report on Form 8-K filed on July 29, 2013.)

99.4	Unaudited Pro Forma Financial Information of the Company as of June 30, 2013, for the six months ended June 30, 2013 and for the year ended December 31, 2012. (Incorporated by reference from Exhibit 99.3 to the Current Report on Form 8-K filed on July 29, 2013.)

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K contain “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks. These forward looking statements include information about the Texas Acquisition, including the effects, consummation, and financing thereof. The forward looking statements are based upon our beliefs, assumptions, and expectations of our future performance, taking into account the information currently available to us. These beliefs, assumptions, and expectations may change as a result of many possible events or factors, not all of which are known to us. Readers should carefully review our financial statements and notes thereto, as well as the risk factors described in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2012, our Current Report on Form 8-K filed on July 29, 2013 and other documents we file from time to time with the Securities and Exchange Commission. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. You should not place undue reliance on these forward looking statements, which apply only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2013

COUSINS PROPERTIES INCORPORATED

By:	/s/ Pamela F. Roper
Pamela F. Roper
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Purchase and Sale Contract, dated as of July 19, 2013, by and between Crescent Crown Greenway Plaza SPV, LLC, Crescent Crown Seven Greenway SPV, LLC, Crescent Crown Nine Greenway SPV, LLC, and Crescent Crown Edloe Garage SPV, LLC and Cousins Properties Incorporated (schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request. (Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed on July 29, 2013.)

2.2	Purchase and Sale Contract, dated as of July 19, 2013, by and between Crescent One SPV, LLC and Cousins Properties Incorporated (schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request. (Incorporated by reference from Exhibit 2.2 to the Current Report on Form 8-K filed on July 29, 2013.)

99.1	Press Release dated September 9, 2013.

99.2	Press Release dated September 9, 2013.

99.3	Independent Auditors’ Report and Combined Statement of Revenue and Certain Expenses of Greenway Plaza and 777 Main for the Six Months Ended June 30, 2013 (unaudited) and for the Year Ended December 31, 2012 and related notes. (Incorporated by reference from Exhibit 99.2 to the Current Report on Form 8-K filed on July 29, 2013.)

99.4	Unaudited Pro Forma Financial Information of the Company as of June 30, 2013, for the six months ended June 30, 2013 and for the year ended December 31, 2012. (Incorporated by reference from Exhibit 99.3 to the Current Report on Form 8-K filed on July 29, 2013.)